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                                                                    Exhibit 99.1

     InfoSpace Becomes The First Global Infrastructure Company To Lead The Convergence Of The Internet, Wireless and Broadband Through Merger with Go2Net

   InfoSpace will become the leading company delivering the applications and technology infrastructure that defines how people conduct commerce, interact with information, communicate and manage their lives across all platforms

BELLEVUE, WA and SEATTLE, WA July 26, 2000 - InfoSpace (Nasdaq: INSP), a leading global provider of merchant and consumer infrastructure services on wireless and other platforms, and Go2Net, Inc. (Nasdaq: GNET), one of the Internet's leading providers of applications and technology infrastructure for both narrowband and broadband, today announced a strategic merger to create the industry's first leading infrastructure services company to deliver an end-to-end integrated platform of applications and technologies for today's rapidly converging media platforms including narrowband and broadband PCs, TVs, PDAs, pagers, cellular phones and other Web appliances. This transaction brings together two infrastructure leaders whose services enable its partners to create a unified experience for consumers to conduct commerce, access information, communicate and manage their lives across all platforms and provides the applications and technologies to take merchants through the entire lifecycle of commerce on any device.

Transaction Highlights

 . Accelerates growth opportunities through product synergies. For example, InfoSpace can now take merchants through the entire lifecycle of a commerce transaction from building an Internet presence through driving sales by delivering targeted electronic promotions and now through completing the transaction using Go2Net's payment processing platform.

 . With the addition of Go2Net's merchant base of 1.1 million, InfoSpace now has a combined merchant base of almost two million merchants and enables cross selling of enhanced feature functionality.
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 .  Enables InfoSpace to tap into the broadband market by offering new broadband applications such as interactive games and other entertainment services. Go2Net's multi-player gaming platform is being used by leading gaming companies, such as Hasbro, to deliver interactive games from leading brands such as Milton Bradley, Parker Brothers and Atari, across all networks, including broadband.

 . Allows other entertainment services to be offered including video integration services, or the ability for users to personalize their TV programming with information that is relevant to them. For example, a user watching a financial television program will be able to personalize the stock ticker on their screen to reflect their personal portfolio of stocks.

 . InfoSpace will be able to upsell an expanded platform of integrated consumer services to its telecommunications partners such as Verizon and SBC to enable the delivery of a unified and personalized experience across narrowband, broadband (including DSL) and wireless. The new services will include new integrated search services to help consumers easily and quickly find the information they need on any device.

 . The combined company brings together a world-class management team with a depth of experience in providing leading-edge infrastructure services.

 . The company will assume the name InfoSpace, Inc., and this transaction will be immediately accretive in all of InfoSpace's financial areas.

Under the agreement, InfoSpace will issue 1.82 shares of InfoSpace common stock for each share of Go2Net common stock. The transaction has been approved by both companies' Boards of Directors and is subject to approval by InfoSpace and Go2Net shareholders. The merger is expected to close in the fourth quarter of 2000, subject to customary conditions, including obtaining necessary regulatory approvals. Vulcan Ventures (the investment vehicle of Paul G. Allen), Russell
C. Horowitz (Chairman and CEO of Go2Net) and other Go2Net executive management, have agreed to vote their shares, representing approximately 40% of Go2Net's outstanding stock, in favor of the merger. Naveen Jain (Chairman of InfoSpace) and other InfoSpace board members have agreed to vote their shares, representing approximately 40% of InfoSpace's outstanding stock, in favor of the merger.
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"Today marks another historic milestone in the history of the rapid evolution of
InfoSpace," said Arun Sarin, CEO, InfoSpace. "InfoSpace's leadership in technology development and assets, strength of management team and blue-chip partner network will enable the combined company to dramatically enhance our partners' access to the broadest selection of integrated infrastructure services in the world and create the premier global company that delivers the services that are fundamentally changing how people around the world communicate, access information, conduct commerce and manage their lives across rapidly converging media platforms such as wireless, DSL and broadband."

"I originally invested in Go2Net because they offer superior technology and share my vision for the broadband world," said Paul G. Allen, chairman of Vulcan Ventures Inc. "Combining these companies will create an unparalleled cross-platform infrastructure company. We consider this to be very strategic to our overall vision for the Wired World, and look forward to a mutually beneficial long-term relationship."

"Now is the time to create a company that will be the leading provider of mission-critical infrastructure technologies in the wireless, narrowband and broadband worlds," said Russell C. Horowitz, Go2Net Chairman and CEO.
"InfoSpace saw the wireless revolution coming years ago and successfully positioned itself to capitalize on the enormous growth in the global wireless market. Combined with Go2Net's industry leading applications and infrastructure technologies for both broadband and narrowband, InfoSpace and Go2Net are creating the next-generation infrastructure company, with a differentiated strategic vision and business model."

"The next big growth area for InfoSpace is the delivery of our platform of services over broadband, enabling today's unified communications companies to deliver one integrated user experience across all devices and all networks," said Naveen Jain, Chairman, InfoSpace. "By integrating these two companies, InfoSpace will be uniquely positioned to speed the development of the interactive medium from wireless to DSL to broadband- and the growth of all our businesses. The new company will provide an important new platform for broadband services and drive further subscriber growth across all mediums."
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Wireless

InfoSpace currently has access to 88% of the North American cellular subscriber market today with relationships that include leading carriers such as Verizon, SBC Wireless and AT&T Wireless and has partnerships in more than 11 international markets. On wireless devices, the combined company will be able to offer InfoSpace's current offerings such as mobile commerce, electronic delivery of promotions that can used online and offline and UPC-code based shopping and integrate new services such as Go2Net's games offerings, payment processing platform and other merchant services. InfoSpace's platform can be delivered on any wireless device regardless of standards, protocols or transports, including palm devices, smart phones, pagers, and SMS phones.

Broadband

The combined company will leverage Go2Net's existing relationships to achieve future broadband distribution of PC and TV applications and services. This will provide InfoSpace with critical broadband distribution for its existing consumer and merchant services. The company plans to leverage its existing broadband and wireless relationships to become a global leader in providing high-quality services to multiple broadband providers, including DSL providers, MSOs and satellite communications companies. In addition, InfoSpace will also be working with new partners, such as production companies, to integrate its `anywhere commerce' functionality that will enable viewers to find and purchase products and services that are seen on devices, including their TV's. For example, viewers watching a TV program could find and purchase an item that a character may be wearing on that show.

Merchant Services

InfoSpace has developed an extensive network of merchants through its deep relationships with regional bell operating companies such as Qwest, BellSouth and Verizon, leading merchant banks such as American Express and Bank of America, and other local media networks such as Knight Ridder that enable local product and service-based merchants to conduct commerce and reach consumers via any device. These include unique services such as the ability to deliver electronic promotions to consumers on mobile devices that can be used online or offline in a physical store and the ability to offer single
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click purchasing. This service will be augmented with Go2Net's small business assets: HyperMart's more than one million member businesses, and Authorize.Net's more than 82,000 payment processing platform merchants. Go2Net's merchants are on pace to process more than $1 billion in transactions through Authorize.Net in 2000. This will be integrated and extended to InfoSpace's current merchant network of more than 600,000 merchants.

Consumer

InfoSpace has also established an extensive distribution of more than 3,100 Web sites including 4 of the top 5 most trafficked sites including AOL and MSN, reaching more than 92% of all Internet users. InfoSpace is now able to extend its leading infrastructure services by integrating Go2Net's leading search properties to offer its partners and end-to-end solution for users to communicate, find and access information, collaborate, conduct commerce and otherwise manage their lives on any device. In addition, InfoSpace will be offering new entertainment services by integrating Go2Net's multi-player gaming platform that is now being used by leading gaming companies, such as Hasbro, to deliver multi-player games from leading brands such as Milton Bradley, Parker Brothers and Atari, across all networks, including broadband.

Upon completion of the merger, Naveen Jain will serve as chairman of InfoSpace, Arun Sarin will serve as vice-chairman and chief executive officer, and Russell
C. Horowitz, will serve as vice-chairman and president.

Morgan Stanley acted as financial advisor to InfoSpace, and Merrill Lynch acted as financial advisor to Go2Net on this merger.

WHERE YOU CAN FIND ADDITIONAL INFORMATION:

Investors and security holders are urged to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information about the transaction. The joint proxy statement/prospectus will be filed with the Securities and Exchange Commission by InfoSpace and Go2Net. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when it is available) and other documents filed with the Commission at the Commission's Web site at www.sec.gov. The joint proxy statement/prospectus and these other documents may also be obtained for free from InfoSpace or Go2Net.
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InfoSpace and its executive officers and directors may be deemed to be participants in the solicitation of proxies from InfoSpace's stockholders with respect to the transactions contemplated by the merger agreement. Information regarding such officers and directors is included in InfoSpace's Proxy Statement for its 2000 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 25, 2000. This document is available free of charge at the Securities and Exchange Commission's Web site at http://www.sec.gov and from InfoSpace.

Go2Net and its executive officers and directors may be deemed to be participants in the solicitation of proxies from shareholders of Go2Net with respect to the transactions contemplated by the merger agreement. Information regarding such officers and directors is included in Go2Net's Proxy Statement for its 2000 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on January 28, 2000. This document is available free of charge at the Securities and Exchange Commission's Web site at http://www.sec.gov and from Go2Net.

About Go2Net, Inc.

Go2Net (http://www.go2net.com/) is one of the Internet's leading providers of Internet applications and infrastructure technologies for both narrowband and broadband devices. The Go2Net Network features many of the Internet's leading destinations, including MetaCrawler, Silicon Investor, the HyperMart Network, PlaySite, Dogpile and 100Hot. Go2Net's HyperMart Network offers small business hosting and e-commerce solutions to more than one million members worldwide. Go2Net's Authorize.Net payment processing platform enables more than 82,000 merchants to securely process transactions online. Go2Net licenses its applications and technologies to strategic partners such as Hasbro, National Discount Brokers, Allegiance Telecom and Digeo Broadband, a joint venture among Go2Net, Charter Communications and Vulcan Ventures.

About InfoSpace

InfoSpace is a leading global Internet information infrastructure services company. InfoSpace provides commerce, information and communication infrastructure services to wireless devices, merchants and Web sites.
InfoSpace's affiliates include a network of wireless and other non-PC devices including PCs, cellular phones, pagers, screen telephones, television set-top boxes, online kiosks, and personal digital assistants. These include relationships with AT&T Wireless, Intel, Ericsson, Nokia, Mitsui and Acer America. InfoSpace's affiliate network also consists of more 3,000 Web sites that include AOL,
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Microsoft, Disney's GO Network, NBC's Snap, Lycos, Go2Net Inc., DoubleClick, Dow
Jones (The Wall Street Journal Interactive Edition) and ABC LocalNet, among others.

This announcement contains forward-looking statements that involve risks and uncertainties, including those relating to the company's ability to grow its user and customer base. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance. The potential risks and uncertainties include, among others, the company's limited operating history, the competitive environment in which the company competes, the early stage of the Web as an advertising and electronic commerce medium, the company's dependence on advertising, sponsorship, licensing and commerce revenues, the company's dependence on strategic relationships to drive traffic to its Web sites, consumer acceptance of the company's new products and services, the company's ability to develop and integrate new technologies and services into its existing services and into new platforms, such as broadband, and the increased use of the Web for commerce. More information about the potential factors that could affect the company's business and financial results is included in the company's Annual Report on Form 10-K for the year ended September 30, 1999, and Quarterly Report on Form 10-Q for the quarters ended December 31, 1999 and March 31, 2000, which are on file with the Securities and Exchange Commission. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the risk that the businesses will not be integrated successfully; costs related to the merger; failure of the Go2Net stockholders to approve the merger; and the inability to obtain, or meet conditions imposed for, governmental approvals for the merger.

This release contains forward-looking statements relating to the development of InfoSpace's products and services and future operating results that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The words "believe," "expect," "intend," "anticipate," variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. These risks include but are not limited to those associated with the difficulties in successfully integrating InfoSpace's and Go2Net's businesses and technologies; costs related to the merger; failure to obtain required stockholder or regulatory approvals of the merger; failure of the combined company to retain and hire key executives, technical personnel and other employees and difficulty of managing a larger organization. Factors that could affect InfoSpace's actual results include the progress and costs of the development of our products and services and the timing of market acceptance of those products and services. A more detailed description of certain factors that could affect actual results include, but are not limited to, those discussed in InfoSpace's Annual Report on Form 10-K, in the section entitled "Factors Affecting InfoSpace's Operating Results, Business Prospects and Market Price of Stock." Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. InfoSpace undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.